UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-21915

Date of Report: June 7, 2005

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Information

On June 7, 2005, Dennis C. Pence, the Chairman of the Board and Chief Executive Officer, of Coldwater Creek Inc. (the “Company”), entered into an individual sales plan complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in order to liquidate a portion of his holdings of the Company’s common stock. Under the terms of the sales plan, certain specified amounts of shares will be sold on a weekly basis beginning on June 14, 2005, provided that specified trading prices are achieved and subject to weekly limits and other conditions. The sales plan expires on the earliest to occur of June 14, 2006, upon the sale of all the shares covered by the sales plan or upon certain other specified events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

Date: June 8, 2005
/s/ Melvin Dick
Melvin Dick
Executive Vice President, Chief Financial Officer